Brandon J. Cage

Assistant Vice President, Counsel

Law Department

(949) 219-3943 Telephone

(949) 219-3706 Facsimile

Brandon.Cage@PacificLife.com

February 9, 2018

Frank A. Buda

Attorney-Adviser

Division of Investment Management

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

RE:                           Post-Effective Amendment No. 11 to the Registration Statement for Pacific Choice Variable Annuity Individual Flexible Premium Deferred Variable Annuity (File No. 333-184973) funded by Separate Account A (File Number 811-08946) of Pacific Life Insurance Company; Request for Selective Review

On behalf of Pacific Life Insurance Company (“Pacific Life”) and Separate Account A (“Separate Account”) of Pacific Life, attached for electronic filing under the Securities Act of 1933 (“1933 Act”) is Post-Effective Amendment No. 11, on Form N-4.  This Post-Effective Amendment relates to an individual flexible premium deferred variable annuity contract designated as the Pacific Choice Variable Annuity Individual Flexible Premium Deferred Variable Annuity Contract, which is funded by the Separate Account.  This Post-Effective Amendment is being filed pursuant to Rule 485(a) under the 1933 Act.

Pacific Life is requesting selective review of this filing pursuant to “Revised Procedures for Processing Registration Statements, Post-Effective Amendments and Preliminary Proxy Materials Filed by Registered Investment Companies, Investment Co. Act Rel. No. 13768 (Feb. 23, 1984).” This Post-Effective Amendment contains disclosure for two (2) new optional living benefit riders (“New Disclosure”) called Core Protect Plus (Single) and Core Protect Plus (Joint) which are based on, and substantially similar to, existing optional living benefit riders called Enhanced Income Select (Single) and Enhanced Income Select (Joint).

The Staff previously reviewed the existing rider disclosure contained in this Post-Effective Amendment in connection with its review of Post-Effective Amendment No. 7 (filed February 12, 2016) (“Prior Filing”) of this registration statement. We also made non-rider specific prospectus disclosure modifications based on additional Staff comments received at that time.

By copy of this letter, we are sending an electronic copy of the Pacific Choice Variable Annuity prospectus marked to show where New Disclosure differs materially from that in the Prior Filing. The disclosure included in this Post-Effective Amendment, differs materially as follows:

•                  The Rider is only available for purchase at contract issue or within 60 calendar days of contract issue.

•                  The annual allowable withdrawal percentage is one percentage; not age-banded.

•                  There is a credit feature that can potentially increase the amount that may be withdrawn in future years.

•                  There is a highest anniversary value that can potentially increase the amount that may be withdrawn in future years.

•                  Once the Rider is issued, the Rider charge, withdrawal percentage and credit feature percentage are fixed for that contract owner and will not change as long as the rider remains in effect — even if automatic resets of the benefit base occurs.

•                  A Rate Sheet Prospectus will be used — similar to the Prior Filing — but this rider has three items that can be changed (Charge, Credit, and Withdrawal Percentages) by supplement.

Pursuant to policies described in Release No. IC-13768, we believe that selective review is appropriate. We look forward to your response and comments. If you have any questions, please call me at (949) 219-3943.

Sincerely,

/s/ Brandon J. Cage

Brandon J. Cage